SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[ ]  Preliminary Information Statement       [  ]  Confidential, for  Use of the
[X]  Definitive Information Statement              Commission Only (as permitted
                                                   by Rule 14c-5(d) (2))

                                 TECHDYNE, INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)
 ................................................................................

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 [ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
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                  applies:
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         3)       Per unit  price or other  underlying  value of  transaction
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[ ]      Check box if any part of the fee is offset as provided by Exchange Act
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         statement number, or the Form or Schedule and the date of its filing.


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

                                                                  April 8, 2001


To:      Our Shareholders

From:    Thomas K. Langbein

Subject: Invitation to the Techdyne, Inc. 2001 Annual Meeting of Shareholders


         Management is extending its invitation to you to attend our annual meeting on May 23, 2001. The annual meeting is being held at the executive offices of our parent, Medicore, Inc., at 2337 West 76th Street, Hialeah, Florida at 11:00 a.m. In addition to the formal items of business, I will review the major developments of 2000 and answer your questions.

         This booklet includes the Notice of Annual Meeting and the Information Statement. Proxies are not being solicited since a quorum exists for the meeting through Medicore's 71% ownership of Techdyne, Inc. The Information Statement provides details as to quorum and voting requirements. The Information Statement also describes the business we will conduct at the meeting, basically the election of seven directors, and provides information about Techdyne, Inc.

         We look forward to seeing you at the annual meeting.

                                             Thomas K. Langbein
                                             Chairman of the Board and
                                             Chief Executive Officer

                                 TECHDYNE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------
                       Date:      Wednesday, May 23, 2001
                       Time:      11:00 a.m.
                       Place:     Executive Offices of
                                  Techdyne, Inc.'s Parent
                                  Medicore, Inc.
                                  2337 West 76th Street
                                  Hialeah, Florida 33016
                                  (305) 558-4000
--------------------------------------------------------------------------------


Dear Shareholder:

         You are cordially invited to attend the 2001 Techdyne, Inc. Annual Meeting of Shareholders to:

              1.   Elect seven directors; and

              2. Transact any other business that may properly be presented at the annual meeting.


         If you were a shareholder of record at the close of business on April 6, 2001, you are entitled to vote at the Annual Meeting.

         Your copy of the Annual Report on Form 10-K of Techdyne, Inc. for 2000 is enclosed.

                                  By order of the Board of Directors

                                  Lawrence E. Jaffe
                                  Counsel and Corporate Secretary

April 8, 2001

                                TABLE OF CONTENTS

                                                                           PAGE

Information About the Annual Meeting and Voting.........................    2

Proposals...............................................................    4

Information About Directors and Executive Officers......................    5

Executive Compensation..................................................    8

Board Executive Compensation Report.....................................   14

Performance Graph.......................................................   15

Certain Relationships and Related Transactions..........................   16

Security Ownership of Certain Beneficial Owners and Management..........   18

Appendix A: Audit Committee Charter.....................................   A-1

                            INFORMATION STATEMENT FOR
                                 TECHDYNE, INC.
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:       Why did you send me an Information Statement?
A: Management of Techdyne, Inc. is asking you to attend and vote at the 2001 annual meeting. This Information Statement summarizes the information you need to know to vote intelligently.

Q:       Why did you not send me a proxy?
A: This is because a quorum already exists based upon the approximately 71% ownership of Techdyne's voting securities by Medicore, Inc., our parent company.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Q:       What does a quorum mean?
A: A quorum means a majority of the outstanding shares. The annual meeting may only proceed if a quorum is present at the meeting. A majority of the outstanding shares will be present at the meeting through Medicore. At April 6, 2001, the record date, there were 6,556,990 shares of Techdyne common stock outstanding. Medicore owns 4,674,990 shares of Techdyne common stock or approximately 71% of the votes. A shareholder list will be available at our executive offices in Hialeah, Florida at the meeting and for 10 days prior to the meeting for your review.

Q:       Who is entitled to vote?
A: Shareholders who owned Techdyne common stock at the close of business on April 6, 2001, the record date.

Q:       How many votes do I have?
A: Each share of common stock is entitled to one vote. Techdyne is sending this Information Statement, the attached Notice of Annual Meeting, and our 2000 Annual Report, which includes our financial statements, on April 12, 2001 to all shareholders entitled to vote.

Q:       What am I voting on?
A: Election of seven directors, Messrs. Thomas K. Langbein, Barry Pardon, Joseph Verga, Peter D. Fischbein, Anthony C. D'Amore, Lytton Crossley, and Edward Diamond for a one year term.

Q:       How do I vote?
A: By attending the annual meeting. At that time you will be given a ballot and you may vote your shares. If your shares of Techdyne common stock are held in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee showing you were the beneficial owner of the shares on April 6, 2001, the record date.

Q:       Is my vote confidential?
A: Yes. Only the inspectors of election and other employees of Techdyne assisting in tallying the vote will have access to your vote and comments, unless you tell us to disclose such information.

Q:       Who counts the votes?
A: We appoint two persons to act as inspectors of election, who each take an oath to accept that responsibility and certify the voting to the board.

Q:       What does it mean if I receive more than one Information Statement?
A: Your shares of Techdyne common stock are probably registered in more than one name or account. It would be appreciated if you would contact our transfer agent, Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004 (Attention: Proxy Department) and tell them to put all your accounts registered in the same name at the same address; and if there is more than one Techdyne shareholder at that address, that you have no objection and would prefer only one Notice of Annual Meeting and registration statement be sent to that address for all persons holding Techdyne common stock at that address.

Q:       How much common stock do officers and directors own?
A: Approximately 302,000 shares or approximately 5% of our common stock as of the record date. This does not include Medicore's 71.3% (4,674,620 shares) of Techdyne common stock ownership.

Q:       Who are the largest principal shareholders?
A: As of the record date, other than Medicore's 71% ownership, Messrs. Barry Pardon (owns 2.9% and includes an option for 100,000 shares), Thomas K. Langbein (owns 2.7% and includes an option for 100,000 shares), officers and directors of the company, are the largest holders of Techdyne common stock. See "Information About Directors and Executive Officers" and "Beneficial Ownership of the Company's Securities."

Q: Who sends out the Information Statements and Annual Reports and what are the costs?
A: The company is sending out the Information Statement and Annual Report to shareholders.

         We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these materials to their principals and we will reimburse them for their reasonable expenses in forwarding the materials. Techdyne pays all expenses of preparing and delivering the Information Statements and Annual Reports, including printing, envelopes, mailing and similar out-of-pocket expenses.

Q:       Who is eligible to submit a proposal?
A: To be eligible, you must have continuously held at least $2,000 in market value, or 1%, of Techdyne's common stock for at least one year by the date you submit the proposal. You must continue to hold your Techdyne shares through the date of the meeting. Please remember that Medicore's 71% ownership will determine the outcome of any proposal.

Q:       When are the year 2002 shareholder proposals due?
A: Shareholder proposals must be submitted in writing by December 12, 2001 to Lawrence E. Jaffe, corporate Secretary, Techdyne, Inc., 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604. Any proposal should provide the reasons for it, the text of any resolution, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

                                    PROPOSALS

1.       ELECTION OF DIRECTORS

         Nominees for election for a one year term are:

                                     CURRENT POSITION                POSITION
NAME                        AGE      AND AREAS OF RESPONSIBILITY    HELD SINCE
----                        ---      ---------------------------    ----------

Thomas K. Langbein           55      Chairman of the Board and         1982
                                     Chief Executive Officer           1990

Barry Pardon                 49      President                         1991
                                     and Director                      1990

Joseph Verga                 49      Senior Vice President,            1988
                                     Treasurer                         1985
                                     and Director                      1984

Peter D. Fischbein*          61      Director                          1984

Anthony C. D'Amore*          70      Director                          1984

Lytton Crossley              65      Director                          1999

Edward Diamond               55      Director                          1999


*        Member of the Audit Committee.

         There is no nominating committee. Nominations for directors are considered by the entire board.

         The affirmative vote of a plurality of the shares of common stock represented at the meeting is required to elect the nominees as directors. Abstentions and votes withheld for any nominee will have the same effect as a vote against his re-election.

         Medicore owns 4,674,620 shares or approximately 71% of the voting stock of the company, and intends to vote all of its shares in favor of the election of the seven nominees of management for directors, thereby assuring their election as directors.

         The nominees have consented to serve on the board. Each nominee has served as a director of the company last year, a majority having served on the board for 16 years or more. If any nominee is unable to serve for any reason, the parent's controlling block of our common stock will be voted for any substitute nominee as designated by the board.

         For more information about the directors and executive officers see "Information About Directors and Executive Officers."

OTHER MATTERS TO BE PRESENTED TO SHAREHOLDERS

         Management is not currently aware of any other matter to be presented for action at the annual meeting other than the election of seven directors, Proposal No. 1 in the accompanying Notice of Annual Meeting of Shareholders, and management does not presently intend to bring any other matter before the meeting.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

         The board of directors oversees the business and affairs of Techdyne and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The board is kept knowledgeable and informed through discussions with the Chairman, other directors, executives and advisors (counsel, outside auditors, investment bankers and other consultants), by reading reports, contracts and other materials sent to them and by participating in board and committee meetings.

         The board met 13 times during 2000, including quarterly and special meetings and action taken by unanimous written consent in lieu of a meeting. All directors participated at all the meetings, either present in person or by telephone conference call.

DIRECTORS STANDING FOR ELECTION

         Thomas K. Langbein was financial consultant to Medicore until 1980 when he became Chairman of the Board of Directors, Chief Executive Officer and President. Mr. Langbein is also an officer and director of most of Medicore's subsidiaries. Mr. Langbein is also a director of Lytton and Techdyne (Scotland). Mr. Langbein is Chairman of the Board and Chief Executive Officer of Dialysis Corporation of America, a 61% owned public subsidiary of Medicore. In 1971, Mr. Langbein organized and currently is the President, sole director and owner of Todd & Company, Inc., a broker-dealer registered with the SEC and the NASD. Mr. Langbein was appointed as a director of Linux Global Partners, a private holding company in which Medicore, in January, 2000, invested and to which company it loaned money. Mr. Langbein, devotes most of his time to the affairs of the company, Medicore and Dialysis Corporation of America, and recently more of his time is directed to Linux Global Partners, Inc. See "Certain Relationships and Related Transactions."

         Barry Pardon joined the company in November, 1980 as national sales manager and initiated the independent manufacturer representatives sales force. Mr. Pardon became Vice President of Marketing in 1981, was appointed Executive Vice President (Marketing) in 1988, and was appointed President in November, 1991. Mr. Pardon is Chairman of the Board of Lytton and a director of Techdyne (Europe). He is also a member of the South Florida Manufacturing Center Advisory Board.

         Joseph Verga joined the company in 1979 as purchasing agent. In 1980 he became production control manager and Vice President, in 1981 the operations manager, and in 1984 was elected a director and appointed Secretary of the company, which position he relinquished to counsel in 1997. In 1985 he was appointed Treasurer and in 1988 was made Senior Vice President of Operations.

         Peter D. Fischbein is an attorney. He is a director of Viragen, Inc. (since 1981), formerly a public subsidiary of Medicore spun-off in 1986. Mr. Fischbein is a director of Medicore (since 1984). He was Chairman of the Board of the company from April, 1990 to November, 1991. Mr. Fischbein is a general partner of several limited partnerships engaged in real estate development.

         Anthony C. D'Amore is director of Medicore. Mr. D'Amore is an insurance consultant and receives nominal commissions with respect to insurance placed with the company, Medicore and Dialysis Corporation of America.

         Lytton Crossley established Lytton Incorporated in 1979 and was its Chairman and President through July 31, 1997, at which time Lytton was acquired by the company. He remained as President of Lytton until August, 1998, when he became Assistant to the President, and devotes a limited amount of time to Lytton. See "Certain Relationships and Related Transactions."

         Edward Diamond acquired with his partner and has been the President of Robert Warren, LLC d/b/a Lance International, a contract manufacturer of electronic and electro-mechanical products. Lance International does manufacturing for the company. See "Certain Relationships and Related Transactions."

OTHER EXECUTIVE OFFICERS

       NAME                   AGE        POSITION                     HELD SINCE

       Daniel R. Ouzts        54         Vice President (Finance)
                                         and Controller                  1986

         Daniel R. Ouzts joined Medicore in 1980 as Controller of its plasma division, and in 1983 became its and Dialysis Corporation of America's Controller. He became Vice President of Finance of the company and Medicore in 1986. He was appointed as Vice President and Treasurer of Dialysis Corporation of America in 1996. Mr. Ouzts is a certified public accountant. See "Certain Relationships and Related Transactions."

         There are no family relationships among any of the officers or directors of the company.

BOARD COMMITTEES

         The company has an audit committee consisting of Peter D. Fischbein and Anthony C. D'Amore. The audit committee met four times in 2000, sometimes alone, with management, and with our independent auditors. The audit committee is responsible for recommending to the board of directors the firm of independent accountants to serve the company, reviewing fees, services and results of the audit by such independent accountants, reviewing the accounting books and records of the company and reviewing the scope, results and adequacy of the internal audit control procedures of the company. The audit committee reviewed our annual and quarterly results, the Audit Committee Report (see below), and company disclosure filings, before filing.

         The company also has a stock option committee, consisting of Messrs. Langbein, Pardon and Verga. This committee considers new option plans and the granting of incentive and non-qualified options, eligible participants, the extent of the options and their terms, and makes its recommendation to the board.

COMPENSATION OF DIRECTORS

         No standard arrangements for compensating directors for services as directors or for participating on any committee exists. We reimburse directors for travel and related out-of-pocket expenses incurred in attending shareholder, board and committee meetings, which expenses have been minimal. In lieu of any cash compensation or per meeting fees to directors for acting as such, we have provided directors, among others, with options to purchase common stock of the company at fair market value as of the date of grant. See "Executive Compensation - Options, Warrants or Rights," and "Beneficial Ownership of the Company's Securities" below.

REPORT OF THE AUDIT COMMITTEE

         Under the guidance of its written Audit Committee Charter, which was adopted in June, 2000, the audit committee is charged with overseeing the accounting, reporting practices, and the quality and integrity of financial reports of our company. A copy of the Audit Committee Charter is included as Appendix A to this Information Statement.

         Management has the primary responsibility for the system of internal controls and the financial reporting process. Our independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The audit committee has the responsibility to monitor and oversee these processes.

         In fulfilling its responsibilities, the audit committee recommended to the board the selection of the company's independent accountants, Wiss & Company, LLP for 2000. That firm has discussed with the audit committee and provided written disclosures to the audit committee as to (1) that firm's independence as required by the Independence Standards Board, and (2) the matters required to be communicated under generally accepted auditing standards.

         The audit committee reviewed with our Vice President of Finance and with our independent auditors the overall scope and specific plans for their audit, the result of their examinations, their evaluation of the company's internal controls, and the overall quality of Techdyne, Inc.'s accounting and financial reporting.

         The committee reviewed and discussed with management and the independent accountants the company's audited financial statements.

         Following these actions, the audit committee recommended to the board that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC.

                                    The Audit Committee

                                    Peter D. Fischbein
                                    Anthony C. D'Amore

                                                                  March 22, 2001

                             EXECUTIVE COMPENSATION

         The Summary Compensation Table below sets forth compensation paid by the company and its subsidiaries for the last three fiscal years ended December 31, 2000 for services in all capacities for its Chief Executive Officer, President and Senior Vice President. No other executive officer of the company received a total annual salary, bonus or other compensation which exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                  Long Term
                               Annual Compensation           Compensation Awards
                               -------------------           -------------------

             (a)              (b)    (c)            (e)                (g)
                                                                   Securities
                                                                   Underlying
                                                                Options/SARs(#)
                                               Other Annual   ------------------
Name and Principal Position  Year  Salary($)  Compensation($) Company  Medicore
---------------------------  ----  ---------  --------------- -------  --------

Thomas K. Langbein, CEO      2000  97,100(1)     10,000(2)       --     550,000
                             1999  93,800(1)     11,400(2)
                             1998  90,200(1)     11,300(2)

Barry Pardon                 2000 146,400(3)      6,300(4)       --     105,000
                             1999 149,600(3)      6,700(4)
                             1998 150,800(3)      7,300(4)

Joseph Verga                 2000 113,800(3)      1,900(5)     5,000     35,000
                             1999 100,700(3)      1,600(5)
                             1998  80,700(3)      1,600(5)

----------

(1) All compensation was paid by Medicore, which was $278,000 for 2000, $268,000 for 1999, and $258,000 for 1998. Amounts reflected in the Summary Compensation Table were the compensation paid to Mr. Langbein by Medicore but allocated to the company in proportion to the time Mr. Langbein spent on behalf of the company.

(2) Automobile allowance and related expenses of $10,469, $14,475, and $14,437 for 2000, 1999, and 1998, respectively, and life and disability insurance premiums of $ 18,064, $17,967, and $17,880 for 2000, 1999, and 1998, respectively, paid by Medicore totaling approximately $28,500, $32,400, and $32,300 for the years 2000, 1999, and 1998, respectively. As part of the Service Agreement with Medicore, the amounts in the Summary Compensation Table reflect that portion allocated to the company.

(3)      All compensation paid by the company.

(4) Automobile lease and related expenses and term life insurance premiums ($300) for each of 1999, and 1998, and automobile and related expenses in the amount of $6,000 and life insurance premiums in the amount of $311 for 2000, paid by the company.

(5) Automobile related expenses and term life insurance premiums ($300) for each of 1999 and 1998, and automobile related expenses in the amount of $1,596 and personal life insurance policy in the amount of $311 for 2000, paid by the company.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Mr. Langbein has an employment agreement with Medicore through August 31, 2003 at an annual salary, presently of $278,000 with yearly increases in increments of no less than $10,000. The Medicore agreement provides for Mr. Langbein to serve as the Chairman, Chief Executive Officer and President.

         Main provisions of the Medicore employment agreement

         o    monthly automobile allowance
         o benefit plans and other fringe benefits available to Medicore employees and executives
         o    reimbursement for business expenses
         o    payment of universal and term life insurance owned by Mr. Langbein
         o indemnification for acting as an officer and/or director of Medicore and the company, and subsidiaries
         o    non-competition for two years from termination within 20 miles
              of   Medicore's primary operations; Medicore option to request
              non-competition within the United States at $4,000 per month for each 12 month period, with escalation thereafter
         o full compensation first 90 days of disability with Medicore option to continue employment with full compensation less disability payments or terminate

       The Medicore employment agreement also contains different termination provisions as follows:

         o upon death, wrongful termination (defined below), disability termination or change in control (defined below), lump sum payment equal to Mr. Langbein's salary, including expenses and benefits, for three years from termination
         o Mr. Langbein has option to take 400,000 shares of Medicore common stock instead of the lump sum payment; two year right to demand registration of the shares and three years may include the shares in any registration statement filed by Medicore; registration at the sole cost of Medicore
         o full vesting of any warrants, options or similar rights; Mr. Langbein has choice to keep those options , otherwise Medicore has to repurchase them at a certain repurchase formula
         o    for cause by Medicore - no benefits or salary

         o for good reason (defined below) by Mr. Langbein - Medicore continues to pay salary, benefits and expenses , and all options and other securities shall be fully vested and exercisable; or provide Mr. Langbein with the lump sum payment or, at Mr. Langbein's option, Medicore to acquire shares
         o at expiration, if Medicore does not renew or enter into new employment agreement, severance allowance which is the lump sum payment or Mr. Langbein's option to take the Medicore shares.

DEFINITIONS

         o "cause" - willful failure to perform duties under the employment agreement, and illegal or gross misconduct which damages the business or reputation of Medicore
         o "good reason" - assigning Mr. Langbein duties inconsistent with his position or any action that results in reducing Mr. Langbein's authority, duty or responsibilities; reduction of salary, expenses or benefits; or other substantial breach of the agreement
         o "change in control" includes (a) the announcement for and/or acquisition by any person not affiliated with Mr. Langbein of 25% or more of the outstanding common stock, or (b) a sale of substantially all of the assets, or a merger or acquisition of Medicore, or (c) certain changes in the board other than through shareholder elections of members nominated by the existing board.

         Mr. Pardon had a five year employment agreement with Techdyne through December 31, 2000, which provided him with a base annual salary of $120,000, plus an override commission of 1/2% of net sales of Techdyne in excess of $20,000,000 the first year of the agreement, increasing $1,000,000 each subsequent year of the term. For acquired companies such as Lytton, the sales for the preceding fiscal year were added to the base plus $1,000,000 yearly increase before the override applied. Mr. Pardon executed a new employment agreement on September 27, 2000, effective for a period of five years commencing January 1, 2001. Mr. Pardon's employment agreement provides for the following:

         o    base annual salary of $130,000
         o over-ride commission of .5% of net sales in excess of $45,000,000 (increased by net sales of acquired companies) increasing $1,000,000 each of the next two years
         o    automobile, travel and entertainment expenses
         o termination may occur by (i) expiration of the term; (ii) death of Mr. Pardon; (iii) Mr. Pardon's disability; (iv) conviction of a crime, failure to carry out policies of the company, dishonest practice, conduct prejudicing the company or breach of the employment agreement; severance, which is nine months' salary, only paid upon death or termination without cause
         o non-competition for one year from termination; restrictions on Mr. Pardon calling upon customers or suppliers of the company, diverting customers, services, or products of the company, or disclosing any trade secrets

         Certain executive and accounting personnel and administrative facilities of Medicore and its subsidiaries, including the company and Dialysis Corporation of America, were common for fiscal 2000. The costs of executive and accounting salaries and other shared corporate overhead are allocated pursuant to a Service Agreement between the company and Medicore. Mr. Langbein, as an officer and director of the company, Medicore and Dialysis Corporation of America, and Mr. Daniel Ouzts, as an officer of the company, Medicore and Dialysis Corporation of America, divide their time and efforts among each company. See "Certain Relationships and Related Transactions."

OPTIONS, WARRANTS OR RIGHTS

1995 Options

         o    non-qualified

         o 152,500 granted to eight directors of the Company and its subsidiaries and counsel

         o 145,000 exercised at $1.75 per share on February 25, 2000, cash for par value, the balance with three-year non-recourse promissory notes at 6.19% interest (at the coupon issue yield of a 52-week U.S. Treasury bill) secured by the common stock held in escrow

         o voting rights held by share owner provided no default exists under the note

         o restriction on transfer of these shares until the exercise price has been paid in full

         o    1995 Option History

                  --  145,000 exercised
                  --    7,500 expired
                  --      -0- outstanding

1997 Stock Option Plan

         o    expires June 5, 2002
         o grants available to officers, directors, consultants, key employees, advisors and similar parties
         o options, non-qualified and incentive, up to five years, vesting, and exercise price established by board or stock option committee
         o options, at discretion of board, may be exercised either with cash, common stock with fair market value equal to cash exercise price, optionee's personal recourse or non-recourse note, at the discretion of the board, or assignment to the company of sufficient proceeds from sale of common stock acquired upon exercise of the option with an authorization to the broker to pay that amount to the company, or any combination of such payments
         o    termination of optionee's affiliation with the company by optionee
              --   death, disability or retirement after age 65, exercisable for nine months but not beyond option expiration date
              --   termination for cause, right to exercise terminates
                   immediately
              --   any other termination, 30 day exercise
         o options are non-transferable, except by laws of descent and distribution or change in control
         o forced redemption at formulated prices upon change in control of the company which includes (i) sale of substantially all the assets of the company or its merger or consolidation, (ii) majority of board changes other than by election of shareholders pursuant to board solicitations or vacancies filled by board caused by death or resignation, or (iii) a person or group acquires or makes a tender offer for at least 25% of the company's common stock; optionee may waive redemption

         o    1997 Plan history to March 20, 2001

              --   500,000 reserved for issuance
              --   555,000 granted
              --   none exercised
              --   106,000 cancelled
              --   449,000 outstanding:

                   325,000 exercisable at $3.25 per share through June 22, 2002 (155,000 non-qualified, 170,000 incentive)

                   31,000 exercisable at $4.00 per share; expiration dates range from June 29, 2002 to December 14, 2002; all incentive options

                   3,000 exercisable at $4.00 per share; expiration date May 23, 2003;

                   90,000 exercisable at $2.00 per share, exercisable for three years, with one third vested, one third vesting on October 16, 2001 and one third vesting on October 16, 2002;

         The exercise price of all options is 100% or greater of the fair market value of the common stock on the date of grant.

         Options were granted in May, 1998 to IRG, a former public relations firm, all of which were cancelled except for 6,250 options exercisable at $4.25 through May 14, 2001.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS
--------------------------------------------------------------------------------            Potential Realizable
                                   Number of      % of Total                                 Value at Assumed
                                    Securities   Options/SARs                              Annual Rates at Stock
                                   Underlying     Granted to     Exercise                    Price Appreciation
                                 Options/SARs    Employees in     Price      Expiration       For Option Term
                                                                                            -------------------
Name                               Granted (#)    Fiscal Year     ($/Sh)        Date        5%($)       10%($)
(a)                                   (b)             (c)          (d)          (e)          (f)         (g)
----                              ------------    -----------     -------    ----------     -----       -------
Joseph Verga                        15,000(1)         16%        $2.00       10/15/03        (2)          (2)

---------------

(1) Three year incentive stock options granted under the 1997 Plan; 5,000 options vested October 16, 2000, and 5,000 options vesting each on October 16, 2001 and 2002.

(2) Based on 5% and 10% appreciation rates applied to market price at grant date, the options would reflect a market valuation of $1.16 each and $1.33 each, respectively. Since the exercise price is $2.00, the options have no computed potential realizable value at the end of the three-year option term.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

     (a)                         (b)               (c)             (d)                   (e)
                                                               Number of
                                                               Securities              Value of
                                                               Underlying              Unexercised
                                                               Unexercised             In-the-Money
                                                               Options/SARs            Options/SARs
                                                               at FY-End (#)           at FY-End($)
                       Shares Acquired      Value Realized     Exercisable/            Exercisable/
Name                    On Exercise (#)          ($)           Unexercisable           Unexercisable
----                    ---------------     --------------     -------------           -------------
CEO
Thomas K. Langbein
    Company Options        40,000(1)              60,000         100,000 (exer.)       --- (exer.)(2)
    Medicore Options            -0-                  -0-         550,000 (exer.)       --- (exer.)(3)
Barry Pardon
    Company Options        40,000(1)              60,000         100,000 (exer.)       --- (exer.)(2)
    Medicore Options            -0-                  -0-         105,000 (exer.)       --- (exer.)(4)
Joseph Verga
    Company Options        25,000(1)              37,500          55,000 (exer.)       --- (exer.)(5)
    Medicore Options            -0-                  -0-          35,000 (exer.)       --- (exer.)(6)

----------

(1) The options were exercised on February 25, 2000 with cash for par value ($.01 per share) and the balance with a non-recourse three-year promissory note.

(2) The options are exercisable at $3.25 per share through June 22, 2002. The options were out-of-the-money, since the closing price of the common stock as reported by Nasdaq at December 29, 2000 was $1.31.

(3) The options are exercisable, 300,000 at $1.38 per share through July 26, 2005, and 250,000 at $3.25 per share through February 16, 2003. The options were out-of-the-money, since the closing price of Medicore common stock as reported by Nasdaq on December 29, 2000 was $.88.

(4) The options are exercisable, 80,000 at $1.38 per share through July 26, 2005, and 25,000 at $3.25 per share through February 16, 2003. The options were out-of-the-money, since the closing price of Medicore common stock as reported by Nasdaq on December 29, 2000 was $.88.

(5) The options are exercisable, 50,000 at $3.25 per share through June 22, 2002, and 5,000 at $2.00 per share through October 15, 2003. The options were out-of-the-money, since the closing price of the common stock as reported by Nasdaq at December 29, 2000 was $1.31.

(6) The options are exercisable at $1.38 per share through July 26, 2005, and were out-of-the-money, since the closing price of the Medicore common stock as reported by Nasdaq on December 29, 2000 was $.88.

                       BOARD EXECUTIVE COMPENSATION REPORT

         We have no executive compensation committee. Compensation of our executive officers is considered by the entire board of directors. Only Barry Pardon, President and director of the Company, has an employment agreement with the company. Mr. Langbein has an employment agreement with Medicore.

         Executive compensation is structured to motivate management to create and sustain shareholder value. The board attempts to accomplish this goal by:

         (i) aligning the interests of management and shareholders through stock ownership; and

         (ii) seeking growth and performance of the company by attracting, retaining and motivating talented executives and employees through competitive compensation.

THE STRUCTURE OF EXECUTIVE COMPENSATION

         The elements of executive compensation include:

         o    base pay

         o    long-term incentives

         o special awards in recognition of extraordinary efforts and achievements

BASE PAY

         Base pay is determined by individual performance and position with and responsibilities to the company. We also try to be competitive with salaries of companies in our industry in an attempt to be able to maintain quality executives. Base salaries for management are below major competitors, which are much larger with greater financial resources than the company.

RESPONSIBILITIES OF CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT

         Thomas K. Langbein, Chairman of the Board and Chief Executive Officer, and Barry Pardon, President and director, who have been affiliated with the company for 19 years and 21 years, respectively, are most responsible for the company's performance.

         Mr. Pardon has been one of the motivating forces behind the company's sales growth, implementing efficiency programs, expansion of products, services and customer base, and keeping the company current with technological changes in the industry. He, with Mr. Langbein, directs our operations and continuously seeks new areas of growth. Mr. Pardon was responsible for the Lytton acquisition, which has strengthened our financial, sales and manufacturing positions and expanded our operations into new geographic areas, broadening our product line and enabling us to better serve our customer base with enhanced product choices.

         Thomas K. Langbein, as Chairman and Chief Executive Officer, has been another motivating force behind our growth, inventory and expense control and strengthening of profit margins. Mr. Langbein's compensation is paid by Medicore under his employment agreement with that parent company, with certain amounts allocated to the company in proportion to the time Mr. Langbein spends on our behalf.

         The board considers all these factors in evaluating the performance and setting the compensation of Mr. Langbein as Chief Executive Officer and Mr. Pardon as President. The board also considered these officers' direction of our operations and establishing and implementing our business strategy. Mr. Langbein and Mr. Pardon did not participate in decisions affecting their own compensation.


LONG-TERM INCENTIVES

         Long-term incentive awards for executives usually take the form of granting stock options under our option plans or granting restricted stock awards, meaning shares which cannot be publicly sold for a certain period of time, usually from one to two years. We believe the granting of stock options or restricted shares helps align the interests of the company's executives with our shareholders. This is premised on the basic principle that the executives will receive value only if the market value of our common stock increases over time. Market price should increase if management strives to improve the company's operations and profitability. Our revenues have increased over the years and we have been profitable, although recently at reduced amounts. Our stock prices have remained relatively consistent during past years, however, the price of the stock in the fourth quarter of 2000 decreased to a range of $.75 to $1.88. See
Item 5, "Market for the Registrant's Common Equity and Related Stockholder Matters," Item 6, "Selected Financial Data," and Item 7, "Management's Discussion and Analysis Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2000 accompanying this Information Statement.

SPECIAL AWARDS

         Special awards may be granted from time to time in recognition of extraordinary efforts and achievements, as well as prospective contributions and services. Such may arise based upon an executive's extraordinary efforts in accomplishing expansion, acquisitions, increasing market share and similar events. These situations and extent of awards are evaluated on a case by case basis.

                       SUBMITTED BY THE BOARD OF DIRECTORS

                               Thomas K. Langbein
            Anthony C. D'Amore                        Barry Pardon
            Joseph Verga                              Peter D. Fischbein
            Edward Diamond                            Lytton Crossley



                                PERFORMANCE GRAPH

         The following graph shows a five-year comparison of cumulative total shareholder returns for the company, the Nasdaq Market Index and the Electronics Industry Index from October 2, 1995, the date the common stock started trading, through December 31, 1999. The cumulative total shareholder returns on the company's common stock was measured by dividing the difference between the company's share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total shareholder return assumes $100 invested at the beginning of the period in the company's common stock, in the Nasdaq Market Index and the Electronics Industry Index. We did not pay dividends on our common stock during the measurement period and the calculations of cumulative total shareholders return on the common stock did not include dividends.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS AMONG TECHDYNE, NASDAQ MARKET INDEX AND ELECTRONICS INDUSTRY INDEX
                                                           Electronic
MEASUREMENT PERIOD                                         Components
------------------
(Fiscal Year Covered)   Techdyne, Inc.  Nasdaq Index     Industry Index
                        --------------  ------------     --------------
                           $ 100.00        $ 100.00          $ 100.00

December 31, 1996             91.84          124.27            151.60
December 31, 1997             71.43          152.00            161.31
December 31, 1998             39.80          214.39            236.11
December 31, 1999             40.31          378.12            499.75
December 31, 2000             21.44          237.66            376.57

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Medicore had been advancing funds at no interest to finance our business since its acquisition of our company in 1982. After several repayments to Medicore over the years we issued an unsecured demand promissory note convertible into our common stock at a rate of $1.75 per share. Medicore converted $350,000 of the company's promissory note into 200,000 shares of our common stock in 1996, $875,000 of the note into 500,000 shares of our common stock in 1997, and on September 30, 1999, Medicore converted the balance of the note, which amounted to $2,531,941, into 1,446,823 shares, resulting in Medicore's ownership interest in the company of 4,674,620 shares of common stock (71.3% of the outstanding shares).

         In 1990, we sold to Medicore our real property consisting of land, two buildings and a parking lot in Hialeah, Florida. Medicore is leasing these two buildings and parking lot to us under a ten year net, net lease expiring August 31, 2010 at $150,000 per year plus applicable taxes. Since January 1, 2000, the effective annual rental was $142,000 plus tax, due to Medicore's use of a portion of the premises for its medical supply division. We believe that the rentals are on terms as favorable as obtainable from unaffiliated parties. See
Item 2, "Properties" of our Annual Report on Form 10-K for the year ended December 31, 2000 accompanying this Information Statement.

         We have two credit facilities with The Provident Bank in Ohio for an aggregate borrowing of $5,500,000. This includes a three-year revolving credit line at an interest rate of prime minus .25%, or at a fixed rate equal to the relevant quoted LIBOR rate plus 2.5%, at our election. Also, part of the financing is a five-year term loan of $1,000,000 at the same interest rate as the revolving line of credit. For details of the financing see Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources" of our Annual Report on Form 10-K for the year ended December 31, 2000 accompanying this Information Statement. This financing is guaranteed by Lytton, which subsidiary has provided The Provident Bank with a Security Agreement, including all of Lytton's property, and a Conditional Assignment of Lease, assigning all of its right, title and interest as tenant under the lease to the bank as further security for its guaranty. The Conditional Assignment of Lease takes effect only if Lytton defaults in any of its obligations under the lease or its guaranty of our financing. That lease is with Stanley Avenue Properties, Ltd., a limited liability company whose membership includes Lytton and Patricia Crossley. Mrs. Crossley is the wife of Lytton Crossley, former President of Lytton and a director of the company, who is also Assistant to the President of Lytton under an Employment Agreement renewable annually requiring 40 hours per month at an annual salary of $30,000. See "Proposal 1. Election of Directors."

         Lytton also entered into amendments to its financing agreements with The Provident Bank which include a $3,000,000 revolving credit arrangement, a $1,400,000 term loan and a $500,000 equipment loan, modified to extend the line of credit term to coincide with our line of credit term and with the interest rates reduced to interest rates identical to the interest rates on our financing with the bank. We have unconditionally guaranteed Lytton's financing, secured by a Security Agreement providing the bank with a continuing first priority security interest on all our property. See
Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Note 2 to "Notes to Consolidated Financial Statements" of our Annual Report on Form 10-K for the year ended December 31, 2000 accompanying this Information Statement.

         We acquired Lytton in 1997 for $2,500,000 cash and 300,000 shares of our common stock which had a fair value of approximately $1,031,000 based on the closing price on the date of acquisition for which we guaranteed $2,400,000 to Patricia Crossley, the seller of Lytton. The guarantee was modified and in July, 1999, we paid her $1,100,000 and forgave an advance of $1,278,000 made in July, 1998.

         The Lytton acquisition agreement also provided for incentive consideration based on specific sales levels of Lytton for each of three successive specified years. This resulted in additional consideration to Patricia Crossley of approximately $396,000, $290,000 and $154,000 for the three years of sales levels paid in April, 2000, April, 1999, and April, 1998.

         In 1996, Lytton sold its offices and operating facility to Stanley Avenue Properties, Ltd., a limited liability company whose membership includes Lytton and Pat Crossley. Stanley Avenue Properties, Ltd. acquired the facilities in exchange for a note to Lytton and the assumption of two mortgage notes. The note receivable from Stanley Avenue Properties, Ltd. of approximately $139,000 was repaid on July 31, 1997 upon our acquisition of Lytton. Stanley Avenue Properties, Ltd. leased the property to Lytton. In connection with the acquisition of Lytton by the company, the lease was renegotiated to a five year lease through July 31, 2002 with monthly lease payments of approximately $17,900 for the first year, adjusted in subsequent years for the change in the consumer price index, and contains two renewal options each for five years of the then fair market rental value. See Item 2, "Properties" of our Annual Report on Form 10-K for the year ended December 31, 2000 accompanying this Information Statement.

         Certain of the officers and directors of the company are officers and/or directors of Medicore and its publicly held subsidiary, Dialysis Corporation of America, including Thomas K. Langbein, Chairman of the Board of Directors and Chief Executive Officer of the company holding the same positions with Medicore and Dialysis Corporation of America, as well as being President of Medicore. Mr. Langbein is also the President, sole shareholder and director of Todd, a securities broker-dealer. He is also a director of Linux Global Partners, a private company investing in and incubating Linux software companies, which has borrowed $2,200,000 in principal from Medicore, which also has an approximately 10% interest in Linux Global Partners. Medicore borrowed the funds it used to finance Linux Global Partners from its other public subsidiary, Dialysis Corporation of America. Medicore recently extended the payment date for this indebtedness to June 30, 2001, in consideration for 400,000 more Linux Global Partners shares, convertible preferred shares, and Linux Global Partner's agreement to make the repayment its priority from any financing which it is currently attempting to complete. Daniel R. Ouzts, Vice President of Finance and Controller of the company, holds the same positions with and is also Treasurer of Medicore and Dialysis Corporation of America, and Peter D. Fischbein and Anthony C. D'Amore are each directors of the company and Medicore. Mr. Langbein owns 2.7% of our company (includes an option for 100,000 shares), 21.1% of our parent (includes an option for 550,000 Medicore shares), and 6.2% of Dialysis Corporation of America (includes an option for 260,000 Dialysis Corporation of America shares). Messrs. Fischbein, Ouzts and D'Amore have a less than 1% interest in our company and Dialysis Corporation of America, and have interests in Medicore ranging from1.4%, 1.9% to 4.7%, respectively. See "Security Ownership of Certain Beneficial Owners and Management." Lawrence
E. Jaffe is secretary and counsel to the company, Dialysis Corporation of America and Medicore, of which company he is also a director. Mr. Jaffe has less than a 1% interest in our company, a 3.3% interest in our parent (includes options for 175,000 shares) and a 4.1% interest in Dialysis Corporation of America. Mr. Jaffe's firm, Jaffe Freedman & Hait, LLC, also receives a substantial portion of its professional fees from our company, our parent and Dialysis Corporation of America, which for 2000 were $53,000, $82,000 and $133,000, respectively.

         Certain of the executive and accounting personnel and administrative facilities of Medicore and its subsidiaries, including the company, are common. The costs of executive and accounting salaries and other shared corporate overhead for these companies are charged through a Service Agreement between the Company and Medicore. See "Executive Compensation." The amount of expenses due to Medicore, generally included in intercompany Medicore advances to us, for each of the two years ended December 31, 1999 was approximately $408,000, and for the year ended December 31, 2000 was $360,000. It is our opinion that these services are on terms as favorable as obtainable from unaffiliated parties.

         Lance International, with which company Edward Diamond, one of our directors, is affiliated as President and one of the owners, does subcontract manufacturing for us. For the two years ended December 31, 2000 and 1999, Lance International revenues from manufacturing for the company amounted to approxi-mately $2,302,000 and $1,728,000, representing 30% and 26% of its revenues for these years, respectively. The Lance International manufacturing for us represented approximately 5% and 4% of our sales for the two years ended December 31, 2000 and 1999, respectively.

         Anthony C. D'Amore, one of our directors and a director of Medicore, acts as an insurance consultant and receives nominal commissions from the property, casualty, general liability and worker's compensation insurance coverages for the company, Medicore and Dialysis Corporation of America. The aggregate amount of premiums for such insurance were approximately $350,000 for 2000, of which approximately $254,000 was for the company. The company, Medicore and Dialysis Corporation of America obtain group health insurance coverage for their employees and personal life insurance policies for several executives and key employees through George Langbein, brother of Thomas K. Langbein and formerly an employee of Medicore. This insurance includes $100,000 term life insurance each covering and owned by Barry Pardon, President and director of the Company, Joseph Verga, Senior Vice President, Treasurer and director of the company (each purchased and paid for by the company), Daniel R. Ouzts, Vice President of Finance and Controller of the company, and Bonnie Kaplan, a key employee of Medicore (both purchased and paid for by Medicore). Medicore also pays for $1,600,000 of life insurance owned by Thomas K. Langbein. See "Executive Compensation." Premiums on these coverages totaled approximately $479,000 for 2000, of which approximately $334,000 was for the company. We are of the opinion that the cost and coverage of the insurance are as favorable as can be obtained from unaffiliated parties.

         The company repurchased 40,000 of its outstanding shares in the open market in October, 2000 for $31,208.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the names and beneficial ownership of the equity securities of the company and of Medicore, our parent, for directors of the company, individually itemized, and for directors and executive officers as a group, without naming them, and for each of the named executive officers described in the Summary Compensation Table (see "Executive Compensation"), and for shareholders known to the company to beneficially own more than 5% of our voting securities as of April 6, 2001.


                                   Position                 Medicore
                                                             Common                 Techdyne
                          Medicore         Techdyne          Stock(1)                Common
Name                                                                       %(2)      Stock(3)       %(4)
                                                                           ----      --------       ----

Medicore, Inc.              --             Parent              --           --      4,674,620       71.3

Thomas K. Langbein       Ch., CEO &        Ch. & CEO         1,323,009     21.1       180,000(5)     2.7
                         President

Daniel R. Ouzts          V.P., Controller  V.P. & Controller   111,050      1.9        25,000         *
                         & CFO

Peter D. Fischbein       Director          Director            178,219      3.1        55,000         *

Anthony C. D'Amore       Director          Director            273,890      4.7        40,000         *

Barry Pardon                --             President &         166,950      2.9       193,533        2.9
                                           Director

Joseph Verga                --             Sr. V.P.,            84,075      1.5       108,334        1.6
                                           Treasurer
                                           & Director

Lytton Crossley             --             Director               --           *                      *
                                                                                        5,000(6)

Edward Diamond              --             Director               --           *                      *
                                                                                        5,000(6)

All directors and
executive officers
of Techdyne as a
group (8 persons)(7)                                         2,137,193(1)  32.3       611,867(3)     8.9

---------------

*      Less than 1%.

(1) Includes the following shares for officers and directors of Medicore and Techdyne that may be acquired upon exercise of Medicore options as of April 6, 2001 or within 60 days after that date:

           Shares obtainable upon exercise of options under the 1989 Stock Option Plan: Messrs. Langbein 300,000; Friend 50,000; Ouzts 45,000; Lawrence E. Jaffe 100,000; Fischbein 50,000; D'Amore 50,000; Magrann 50,000; Pardon 80,000; Verga 35,000; and Bart Pelstring, director of Medicore's affiliate, Dialysis Corporation of America, 20,000.

           Shares obtainable upon exercise of options under the 2000 Stock Option Plan: Messrs. Langbein 250,000; Friend 25,000; Ouzts 25,000; Jaffe 75,000; Fischbein 25,000; D'Amore 25,000; Magrann 25,000; and Pardon 25,000.

           Includes: Fischbein 100,000 shares held in trust for his son, Mr. Fischbein's wife is trustee (to which shares Mr. Fischbein disclaims beneficial interest); Pardon 8,400 shares owned by his wife.

           Does not include: Messrs. Langbein 25,600 shares held each by his two children of majority age, and 400,000 shares in his employment agreement issuable under certain conditions relating to wrongful termination or change in control; Fischbein 288,582 shares owned by his wife (financially independent with separate bank and brokerage accounts and to which shares Mr. Fischbein disclaims beneficial interest); and Jaffe 136,500 shares held by his four children and a daughter-in-law, all of whom are of majority age and live independently, and in all of which shares he disclaims beneficial interest.

(2) Based on 5,710,540 shares outstanding exclusive of (i) 855,000 shares underlying options granted under Medicore's 1989 Stock Option Plan;
         (ii) 5,000 shares underlying options granted in 1998 to a former investor relations firm; (iii) 400,000 shares available for issuance under certain conditions of Thomas K. Langbein's employment agreement;
         (iv) 98,000 shares reserved for issuance under a key employee stock plan; (v) 475,000 shares underlying options granted in February, 2000, under Medicore's 2000 Stock Option Plan; and (vi) 150,000 shares underlying options granted to MainStreetIPO.com Inc., a private company that had an aborted merger with Dialysis Corporation of America, MainStreet's President and Vice President.

(3) Officers and directors of Medicore, including those who may be officers and/or directors and shareholders of our company, disclaim any indirect beneficial ownership of our company's common shares through Medicore's 71.3% ownership of our company. Thomas K. Langbein, by virtue of his position with Medicore and our company and his stock ownership of Medicore, may be deemed to have beneficial ownership of Medicore's ownership of our company through shared voting and investment power. See note (5).

         Includes for Medicore's executive officers and directors who are the executive officers and directors of the Company, the following shares that may be acquired upon exercise of the company's 1997 stock options (see note (4)) as of April 6, 2001 or within 60 days of that date:
         Messrs. Langbein 100,000 shares; Ouzts 15,000 shares; Fischbein 15,000 shares; D'Amore 15,000 shares; Pardon 100,000 shares; Verga 65,000 shares (10,000 options not yet vested, see note (4))); Crossley 5,000 shares; and Diamond 5,000 shares.

(4) Based on 6,556,990 shares outstanding exclusive of (i) 449,000 options (60,000 of which vest 50% October 16, 2001 and 50% one year later) granted under the company's 1997 Option Plan; and (ii) common stock issuable under a company option to its former investor relations firm for 6,250 shares exercisable through May 14, 2001.

(5) Includes options for 100,000 shares under the company's 1997 option plan. By virtue of his positions with Medicore and the company and stock ownership of Medicore, Mr. Langbein may be deemed a beneficial owner of all of Medicore's ownership of the company. If all of Medicore's ownership of the company is included, Mr. Langbein would be deemed the beneficial owner of 4,854,620 (72.9%) of the company's shares. Mr. Langbein disclaims such entire beneficial ownership, but for his proportionate interest (exclusive of his Medicore options), of approximately 631,000 of the company's shares (9.6%). See note 3.

(6)      Options exercisable at $4.00 per share to April 24, 2002.

(7) Four executive officers and/or directors are common to the company and Medicore , including Messrs. Langbein, Ouzts, Fischbein and D'Amore. Mr. Jaffe is secretary and counsel to both the company and Medicore , a director of Medicore, but he is not an executive officer or director of the company, and is, accordingly, not included.

SECTION 16(B) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(b) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% shareholders to file reports with the SEC, the Nasdaq Stock Market and the company, indicating their ownership of our common stock and any changes in their beneficial ownership of their common stock ownership interest. The rules of the SEC require that we disclose failed or late filings of reports of company stock ownership by its directors and executive officers. To the best of the company's knowledge, all beneficial ownership reports by there reporting persons were filed on a timely basis.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO THE SECRETARY OF THE COMPANY, LAWRENCE E. JAFFE, 777 TERRACE AVENUE, HASBROUCK HEIGHTS, NEW JERSEY 07604, A COPY OF THE FINANCIAL SCHEDULES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 (COPIES OF WHICH ANNUAL REPORT ARE INCLUDED WITH THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND INFORMATION STATEMENT) WILL BE PROVIDED WITHOUT CHARGE.

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                                  APPENDIX A

                                  AGENDA FOR

                                AUDIT COMMITTEE

                                      OF

                                TECHDYNE, INC.

                               -----------------

1. Although each member has reviewed and signed the annual report, it is suggested that the Annual Report on Form 10-K and all financial information which is attached be reviewed.

2. Contact Daniel Ouzts (Chief Financial Officer) and discuss the Company's financial operations and system of internal controls and regarding financial statements, and legal compliance (i.e., what is in place, and what additional policies should be put in place); review the entire Company's accounting and financial reporting processes - audit committee is responsible to monitor the Company's reporting processes and internal control system.

3. Set up a meeting of the audit committee, whether in person or tele-phonically, as one of the first of its four required meetings (more may be necessary, depending upon the circumstances) to review responsibilities, establish agendas for meetings with the outside auditors, with management, with internal accounting departments, review and suggest improvements to the audit committee charter, and prepare the review for the upcoming second quarter Quarterly Report on Form 10-Q, which is to be filed no later than August 15, 2000; have either counsel or someone at the meeting maintain minutes; possibly engage in any other items set forth in the Audit Committee Charter under the caption "Responsibilities - Administrative."

4. Set up a meeting with the independent accountants to review the financial statements of the Company for the upcoming Quarterly Report on Form 10-Q, review the fees and charges for the annual report, and any and all other services (see Item 3 of the charter under "Responsibilities Independent Auditor/Audit").

5. Set up a meeting with management to discuss the internal controls, the discussions with the independent auditors, and any other issues you might have, based upon your discussions with the auditors as to the auditors' audit plan, any difficulties in the audit or disputes with management, etc., and review the adequacy and effectiveness of the accounting and financial personnel and controls of the Company, and attempt to make recommendations for improvement (see "Responsibilities - Financial Processes and Reporting" in the Audit Committee Charter).

                          AUDIT COMMITTEE CHARTER


Organization

     There shall be a committee of the board of directors known as the audit committee.


Composition

     The audit committee shall initially be composed of no less than two directors as determined by the board, each of which shall be independent as defined in Nasdaq Market Place Rule 4200(a)(15).

     On or before June 14, 2001, the audit committee will be composed of three or more independent directors as determined by the board, and free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment as a member of the audit committee. At that time, all members of the audit committee shall have a working knowledge of basic finance and accounting practices, and at least one member of the audit committee shall have accounting or related financial management expertise. The audit committee members may enhance their knowledge and familiarity with finance and accounting by participating in educational programs.

     The members of the audit committee shall be elected by the board at the annual organizational meeting of the board, or until their successors shall be duly elected and qualified. The members of the audit committee may designate a chairman by a majority vote of the full audit committee, or the chairman of the audit committee may otherwise be elected by the full board of directors.


Statement of Policy

     The audit committee shall provide assistance to the board of directors in fulfilling their responsibility to the shareholders and the investment community relating to accounting, reporting practices, and the quality and integrity of financial reports of the Company. To accomplish these ends, the audit committee will maintain open communication between the board of directors, the independent auditors, the internal accountants, and management of the Company.

     The primary function of the audit committee in assisting the board in fulfilling its oversight responsibilities will include reviewing:

     o the financial reports and other financial information provided by the Company to any governmental body or the public
     o the Company's systems of internal controls regarding finance, accounting and legal compliance that management and the board of directors have established

     o the Company's auditing, accounting, and financial reporting processes generally

     The audit committee will attempt to encourage continuous improvement of, and will attempt to foster adherence to, the Company's policies, procedures and practices at all levels. Specifically, the audit committee's primary duties and responsibilities are to:

     o serve as the independent and objective entity to monitor the Company's financial reporting processes and internal control system
     o review and appraise the audit efforts of the Company's independent auditors and internal accounting department
     o provide a channel of communication among the independent auditors, financial and senior management, the internal accounting department, and the board of directors

     The audit committee will primarily fulfill these responsibilities by carrying out the activities enumerated below.


Meetings

     The audit committee shall meet at least four times annually, or more frequently as circumstances dictate, exclusive of other parties. In addition, to satisfy its responsibilities, the audit committee should meet at least annually with management, the members or head of the internal accounting department, and the independent auditors, in separate and/or joint executive sessions with a combination of any of the aforementioned parties to discuss any matters that the audit committee or each of these groups believe should be discussed in order to strengthen the effectiveness of the audit committee, and to provide for accountability among the Company's audit committee, outside directors, and management, and to enhance the reliability and credibility of financial statements of the Company.

     Further, the audit committee, or at least its chairman, should meet with the independent auditors and management quarterly to review the Company's financial statements, consistent with the Company's requirements in filing quarterly reports and annual reports as otherwise set forth in this Charter. Special meetings may be called by the chairman of the audit committee, or at the request of the independent auditors.


Responsibilities

     In carrying out its responsibilities, the audit committee will:

     Administrative

     1.  Create an agenda for the upcoming year.
     2. Review and update this Charter periodically, at least annually, as conditions dictate.

     3. Maintain minutes and other records of meetings and activities of the audit committee.
     4. Review the powers of the audit committee, and report and make recommendations to the board of directors on its responsibilities.
     5. Conduct or authorize investigations into any matters within the audit committee's scope of responsibilities; the audit committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.
     6. Consider such other matters in relation to the financial affairs of the Company and its accounts as the audit committee may, at its discretion, determine to be advisable.
     7. Perform such other functions as assigned by law, the Company's charter or bylaws, or the board of directors.
     8. The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

     Independent Auditor/Audit

     1. Recommend to the board of directors the selection of the independent auditors.
     2. Meet with the independent auditors and financial management of the Company to review the annual engagement letter, the scope of the proposed audit for the current year, and the audit procedures to be utilized; consider the fees for the audit; at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.
     3. Confirm and assure the independence of the independent auditors, including a review of management consulting services and related fees provided by the independent auditors, and all other significant relationships the independent auditors may have with the Company; receive from the independent auditors a written statement delineating all relationships between the independent auditors and the Company, consistent with Independent Standards Board Standard 1, and actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.
     4. Review with management and the independent auditors the completion of the annual examination, any significant changes in the independent auditors' audit plan, any difficulties or disputes with management encountered during the course of the audit, and other matters related to the content of the audit, which are to be communicated to the audit committee under generally accepted auditing standards.
     5. Approve any proposed discharge of the independent auditors when circumstances warrant.

     Financial Processes and Reporting

     1. Review with the independent auditors and with the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures, or particular areas where new or more detailed controls or procedures are desirable; particular emphasis should be given to the adequacy of such internal controls and computerized information systems controls and security, to expose any payments, transac-tions or procedures that might be deemed illegal or otherwise improper; periodically consult with the independent auditors out of the presence of management about internal controls.
     2.  Review the internal accounting functions of the Company.
     3. Review the financial statements contained in the annual report to shareholders and other filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the disclosure and content of the financial statements; any changes in accounting principles to be reviewed.
     4.  Consider and review with management and the chief financial officer:

         o  significant findings during the year, including the status of previous audit recommendations and management's responses thereto
         o  any difficulties encountered in the course of the audit, including any restrictions on the scope of the work or access to required information
         o  any changes required in the planned scope of the audit
         o  the internal accounting department budget and staffing

     5. Review and concur on the appointment, replacement, reassignment, or dismissal of chief financial officer or other director of internal accounting (or auditing).
     6. Review accounting and financial human resources and succession planning within the Company.
     7. Inquire of management, the chief financial officer or the director of internal accounting (or auditing), and the independent auditors about significant risks or exposures, and assess the steps management has taken to minimize such risks to the Company.
     8. Review policies and procedures and general controls relating to officers' expense accounts and perquisites, including the use of corporate assets, and consider the results of any review of these areas by the internal accounting department or the independent auditors.
     9. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.
     10. Review with management, the independent auditors, and the internal accounting department the interim financial reports before such are filed with the SEC or other regulators; review press releases with regard to interim financial reports.
     11. Review any internal reports to management prepared by the internal accounting department and management's response.

     Reports and Meetings with Management, Auditors, and Internal Accountants

     1. Meet with the chief financial officer or director of internal accounting (or auditing), the independent auditors, and management in separate executive sessions to discuss any matters that the audit committee or these groups should discuss privately with the audit committee.
     2. Prepare a letter for inclusion in the annual report that describes the audit committee's composition and responsibilities and how they were discharged.
     3. Meet and review with counsel any legal matter that could have a significant impact on the Company's financial statements.

     Limitations

     The audit committee is responsible for the duties set forth in this Charter, but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls, and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not an audit. The audit is performed by the independent outside auditors. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.